[GRAPHICS OMITTED]

                                                       DEUTSCHE ASSET MANAGEMENT

MUTUAL FUND

SEMI-ANNUAL REPORT

                                                                  March 31, 2001

PreservationPlus Income Fund

                                                              [GRAPHICS OMITTED]

                                                             A Member of the
                                                             DEUTSCHE BANK GROUP

PreservationPlus Income Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

       LETTER TO SHAREHOLDERS ....................................    3

       PRESERVATIONPLUS INCOME FUND
          Statement of Assets and Liabilities ....................    7
          Statement of Operations ................................    8
          Statements of Changes in Net Assets ....................    9
          Financial Highlights ...................................   10
          Notes to Financial Statements ..........................   11

       PRESERVATIONPLUS INCOME PORTFOLIO
          Schedule of Portfolio Investments ......................   13
          Statement of Assets and Liabilities ....................   17
          Statement of Operations ................................   18
          Statements of Changes in Net Assets ....................   19
          Financial Highlights ...................................   20
          Notes to Financial Statements ..........................   21

                               ------------------

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.

                               ------------------

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                                        2

PreservationPlus Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



We are pleased to present you with this semi-annual report for Deutsche Asset Management's PreservationPlus Income Fund (the `Fund'), providing a detailed review of the market, the Portfolio (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

PreservationPlus Income Fund was the first SEC registered mutual fund specifically designed as an investment alternative for individuals with IRAs previously invested in bond funds, money market funds, savings accounts and CDs1, as well as rollovers from retirement programs invested in traditional GIC commingled funds and other table value products. It is well worth noting that until this Fund was introduced in December 1998, the only alternative retirement plan rollovers had for their conservative, stable value assets was money market funds. PreservationPlus Income seeks to deliver returns above those of money market funds while maintaining a stable value per share. The Fund is offered to traditional IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension IRAs (SEP IRAs), Savings Incentive Match Plans for Employees (SIMPLE IRAs), and Keogh plans.


                                                                            CUMULATIVE             AVERAGE ANNUAL
                                                                         TOTAL RETURNS              TOTAL RETURNS

   Periods Ended                                    6 Months       1 Year        Since        1 Year        Since
   March 31, 2001                                                            Inception                  Inception
--------------------------------------------------------------------------------------------------------------------
 PreservationPlus Income Fund 2
   (inception 12/23/98)                                3.26%        6.71%       15.00%         6.71%        6.35%
--------------------------------------------------------------------------------------------------------------------
 Lehman 1-3 Year US Government/
   Credit Total Return Index 3                         5.65%        9.90%       14.80% 5       9.90%        6.32% 5
--------------------------------------------------------------------------------------------------------------------
 iMoneyNet First-Tier Retail Money
   Funds Average 3                                     2.79%        5.79%       12.11% 5       5.79%        5.21% 5
--------------------------------------------------------------------------------------------------------------------
 Wrapped Lehman Intermediate Aggregate
   Income Index 3                                      3.04%        6.15%       13.66% 5       6.15%        5.86% 5
--------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment
   Grade Debt Funds Average 4                          6.87%       11.21%       11.97% 5      11.21%        5.15% 5
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 Unlike CDs and bank savings accounts, shares of the Fund are not deposits or obligations of, or guaranteed by any bank and the shares are not federally insured or guaranteed by the US government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In addition, unlike the Fund, CDs and bank savings accounts generally offer a fixed rate of return.
2 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of the 2% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Advisor and Administrator.
  The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable value per share. The Fund will hold fixed income securities, money market instruments, futures, options and other instruments, and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These agreements are intended to stabilize the value per share. Please see the prospectus for more information on these agreements. Investments in derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions.
3 Lehman 1-3 year US Government/Credit Total Return Index, our primary benchmark, is an unmanaged total return index consisting of all US Government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Money Fund Report Averages, a service of iMoneyNet, Inc., are averages of categories of similar money market funds. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Income Index and a book value wrapper agreement with an assumed expense level of 0.20%. This benchmark more closely reflects the market sector in which the Fund invests. Index returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper returns represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
5 Benchmark returns are for the period beginning December 31, 1998.

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                                        3

PreservationPlus Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

 SECTOR ALLOCATION
 By Sector as of March 31, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Corporates ...............................   53.16%
   Mortgages ................................   32.60
   Cash Equivalents .........................    7.88
   Asset-Backed Securities ..................    5.42
   Agency ...................................    2.57
   Treasury .................................    1.96
   Wrapped Contracts ........................   -3.59
                                               ------
                                               100.00%
                                               ======

MARKET ACTIVITY
Overall, the US fixed income markets performed strongly during the semi-annual period.

o For the six months ended March 31, 2001, government agency securities delivered the best relative performance versus US Treasuries, gaining 7.97% on an absolute total return basis. Commercial mortgage-backed securities and asset-backed securities also outperformed US Treasuries, with nominal returns of 8.70% and 7.34%, respectively.

o As the economic slowdown accelerated, equity markets grew more volatile and corporate credit quality deteriorated, there was a renewed flight-to-quality into the US Treasury market. This, along with the anticipation of the Federal Reserve Board lowering interest rates, provided the catalyst for the Treasury market to produce a strong nominal return of 7.65%. For the semi-annual period, two-year US Treasury yields declined 1.80% to 4.18%, five-year Treasury yields dropped 1.29% to 4.56%, ten-year Treasury yields fell 0.88% to 4.92%, and the thirty-year Treasury yield declined 0.44% to 5.44%.

o Beginning in early December, these same factors also contributed to the reversal of the inverted Treasury yield curve in place since March 2000. The yield curve became increasingly more positively sloped since the first of the year 2001, as investors' especially flocked to short-term Treasuries. This normalized yield curve created a more favorable environment for fixed income investing overall.

o The Mortgage sector and the US Credit sector (formerly known as the Corporate sector) comparatively underperformed US Treasuries for the semi-annual period. The Mortgage sector was impacted by higher prepayments, as interest rates were cut. The US Credit sector was impacted by concerns about slower corporate earnings and shrinking profits--especially in the fourth calendar quarter. Still, for the six months, the nominal return of mortgage securities was 6.70%, and the nominal return of US credit bonds was 7.88%. Higher quality US Credits outperformed lower quality credits, as investors sought the greater degree of perceived safety associated with higher quality.

The US economic downturn during the semi-annual period contributed most to such strong performance by the US fixed income markets.

o During the fourth calendar quarter of 2000, what began as a gradual and welcome moderation in the economy abruptly turned into a sharp slowdown that threatened the continued viability of the economic expansion. US nominal GDP growth fell from 5.6% in the second calendar quarter to 2.2% in the third quarter and to just over 1.0% in the fourth. Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened. In particular, consumer spending on motor vehicles and other `big ticket' items became sluggish. Also, the global economy began to show signs of weakness.

o The deceleration in economic activity at the end of 2000 was so pronounced that the Federal Reserve Board took the unprecedented step of shifting its risk assessment for the economy directly from one of inflation to one of economic weakness at their mid-December meeting.

o Despite conflicting data, the economic downturn appeared to accelerate in the first calendar quarter of 2001, as US nominal GDP growth was estimated to be barely 1.0%.

o At the beginning of the new year, the Federal Reserve Board lowered the targeted federal funds rate and the discount rate by 0.50% to 6.0% and 5.5%, respectively. This surprise intra-meeting move directly followed the January 2 release of the National Association of Purchasing Managers (NAPM) report, which indicated weakness not seen since the recession of 1991.

o At the next two scheduled meetings, on January 31 and March 20, the Fed again lowered interest rates by 0.50% each time. These rate cuts addressed Fed concerns that the fundamentals that had plagued the economy in the last half of 2000, ie weakness in consumer demand, deterioration of equity markets and slowdown in manufacturing, continued unabated.

o This economic environment, along with tremendous volatility in the equity markets, led to fixed income

--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

  being the asset class of choice, especially during the first quarter of 2001. January witnessed the second best monthly performance for US credits in the past ten years. Despite some `give-back' in February and a mostly flat March, the first quarter of 2001 produced favorable results, with total returns for most fixed income sectors gaining significantly.

INVESTMENT REVIEW
The Fund was invested across major sectors of the investment grade fixed income market. As of March 31, 2001, the portfolio was allocated 53.2% to corporate bonds, 32.6% to mortgage-backed securities, 5.4% to asset-backed securities, 4.5% to US Treasuries/agencies, 7.9% to cash equivalents and futures contracts, and -3.6% to Wrapper Agreements.

This allocation of fixed income securities was intentionally weighted towards the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The Fund employed its Global Asset Allocation (GAA) overlay strategy, which evaluates equity, bond, cash, and currency opportunities across domestic and international markets. Additionally, the Fund has entered into Wrapper Agreements that are intended to stabilize the Fund's NAV.

The Fund was the first SEC registered mutual fund for IRA investors to make use of Wrapper Agreements to seek to maintain principal stability in the face of fluctuations in values due to changes in yields. To date, we have negotiated three Wrapper Agreements, each of which covers approximately one third of the fixed income securities and GAA strategy in the Portfolio. Generally speaking, Wrapper Agreements are issued by insurance companies, banks and other financial institutions. The Wrapper Agreements held by the Portfolio as of March 31, 2001 are issued by Bank of America, N.A., Transamerica Life Insurance & Annuity Co. and Caisse des Depots et Consignations. This was a successful strategy for the Fund.

The Fund has maintained a high quality portfolio. The average credit quality of investments in the Fund was AA on March 31, 2001, measured using Standard & Poor's ratings. The average quality of the issuers of the Wrapper Agreements was maintained at AA+ over the semi-annual period, measured using Standard & Poor's ratings. The Fund's duration at March 31, 2001 stood at 3.39 years.

MANAGER OUTLOOK
We believe economic activity remains sluggish, though not recessionary. Demand is still growing, but tepidly, weighed down by deteriorating financial conditions and higher energy costs. The weakness in demand is being exacerbated by an inventory correction, as firms scramble to realign inventories with the slower pace of sales. In this environment, we expect that consumer confidence and spending will hold up just enough to prevent a vicious downward economic spiral. Still, the risks of a more severe, prolonged weakening in the economy remain high. Thus, in our view, the Federal Reserve Board will likely remain in an aggressive easing mode at least until mid-year 2001.

We expect that the fixed income markets overall should continue to perform well in 2001, particularly if the current economic slowdown continues or develops into a recession. It appears that fixed income markets have priced in the Federal Reserve Board's interest rate cuts and may continue to benefit from soft economic data and shaky equity markets in the near term. The exception may be the riskier, lower quality credits, where yield spreads could narrow, if the economy proves to be more robust than consensus expectations.

We maintain our long-term perspective for the Fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value per share. Our strategy is to continue to focus on selecting the highest quality spread sector assets at the maximum yield possible, while normally maintaining a 10% cash allocation to provide liquidity. This liquidity facilitates the management of daily investor cash flows. Additionally, we expect the GAA overlay to boost returns, should world economic momentum begin to rebuild.

We value your support of PreservationPlus Income Fund and look forward to serving your investment needs in the years ahead.


/s/ SIGNATURE

John Axtell, Louis R. D'Arienzo and Eric Kirsch
Portfolio Managers of the
PRESERVATIONPLUS INCOME PORTFOLIO
March 31, 2001

--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PRESERVATIONPLUS INCOME FUND, LEHMAN 1-3 YEAR US GOVERNMENT/CREDIT TOTAL RETURN INDEX, IMONEYNET-FIRST TIER RETAIL MONEY FUNDS AVERAGE AND WRAPPED LEHMAN INTERMEDIATE AGGREGATE INCOME INDEX GROWTH OF A $10,000 INVESTMENT (SINCE DECEMBER 23, 1998) 1
--------------------------------------------------------------------------------
     PreservationPlus  Lehman 1-3 Year US  iMoneyNet-First  Wrapped Lehman
       Income Fund   Government/Credit  Tier Retail Money Intermediate Aggregate
                       Total Return Index    Funds Average   Income Index
12/23/98  $10,011           $10,000           $10,000           $10,000
3/31/99    10,137            10,072            10,107            10,132
6/30/99    10,282            10,128            10,215            10,269
9/30/99    10,446            10,252            10,331            10,411
12/31/99   10,611            10,316            10,458            10,558
3/31/00    10,780            10,446            10,594            10,708
6/30/00    10,958            10,619            10,742            10,868
9/30/00    11,138            10,866            10,905            11,032
12/31/00   11,322            11,149            11,069            11,199
3/31/01    11,500            11,480            11,211            11,366

oPreservationPlus Income Fund $11,500
oLehman 1-3 Year US Government/Credit Total Return Index $11,480
oiMoneyNet-First Tier Retail Money Funds Average $11,211
oWrapped Lehman Intermediate Aggregate Income Index $11,366






                                                  AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                              1 Year      Since
   March 31, 2001                                                    12/23/98 1
--------------------------------------------------------------------------------
   PreservationPlus Income Fund                                6.71%      6.35%

--------------------------------------------------------------------------------

1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of the 2% maximum redemption fee, which may apply in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. Performance would have been lower during the specified periods had certain fees and expenses not been waived by the Advisor and Administrator. Lehman 1-3 year US Government/Credit Total Return Index, our primary benchmark, is an unmanaged total return index consisting of all US Government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Money Fund Report Averages, a service of iMoneyNet, Inc., are averages of categories of similar money market funds. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Income Index and a book value wrapper agreement with an assumed expense level of 0.20%. This benchmark more closely reflects the market sector in which the Fund invests.

Benchmark returns are for the period beginning December 31, 1998.

--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                     MARCH 31, 2001
-----------------------------------------------------------------------------------
ASSETS
   Investment in PreservationPlus Income Portfolio, at value .......       $280,823
   Prepaid expense and other .......................................          2,165
   Due from Bankers Trust ..........................................            122
                                                                           --------
Total assets .......................................................        283,110
                                                                           --------
LIABILITIES
   Accrued expenses and other ......................................         54,643
                                                                           --------
Total liabilities ..................................................         54,643
                                                                           --------
NET ASSETS .........................................................       $228,467
                                                                           ========
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................       $230,855
   Accumulated net realized loss on investment and
     foreign currency transactions .................................         (5,424)
   Net unrealized appreciation on investments and foreign currencies         14,352
   Unrealized depreciation on wrapper agreements ...................        (11,316)
                                                                           --------
NET ASSETS .........................................................       $228,467
                                                                           ========
SHARES OUTSTANDING ($0.001 par value per share,
   unlimited number of shares authorized) ..........................         22,847
                                                                           ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ......................       $  10.00
                                                                           ========

See Notes to Financial Statements.

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                                        7

PreservationPlus Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                                 FOR THE SIX MONTHS ENDED
                                                                           MARCH 31, 2001
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income allocated from PreservationPlus Income Portfolio, net ...........      $  7,408
                                                                                 --------
EXPENSES
   Professional fees ......................................................         9,923
   Printing and shareholder reports .......................................         6,818
   Trustees fees ..........................................................         2,199
   Administration and service fees ........................................           390
   Miscellaneous ..........................................................           769
                                                                                 --------
Total expenses ............................................................        20,099
Less: fee waivers or expense reimbursements ...............................       (19,873)
                                                                                 --------
Net expenses ..............................................................           226
                                                                                 --------
NET INVESTMENT INCOME .....................................................         7,182
                                                                                 --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND
   WRAPPER AGREEMENTS
   Net realized gain (loss) from:
     Investment transactions ..............................................           253
     Foreign currency transactions ........................................           202
     Forward foreign currency transactions ................................           (74)
     Futures transactions .................................................        (2,565)
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies ...................................................        10,332
   Net change in unrealized appreciation/depreciation on wrapper agreements        (8,148)
                                                                                 --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCIES
   AND WRAPPER AGREEMENTS .................................................            --
                                                                                 --------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................................      $  7,182
                                                                                 ========

See Notes to Financial Statements.

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                                        8

PreservationPlus Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                  FOR THE SIX             FOR THE
                                                                 MONTHS ENDED          YEAR ENDED
                                                             MARCH 31, 2001 1  SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS
   Net investment income .................................           $  7,182           $  12,350
   Net realized loss from investment and foreign
     currency transactions ...............................             (2,184)               (682)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................             10,332               3,667
   Net change in unrealized appreciation/depreciation on
     wrapper agreements ..................................             (8,148)             (2,985)
                                                                     --------            --------
   Net increase in net assets from operations ............              7,182              12,350
                                                                     --------            --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................             (7,182)            (12,350)
                                                                     --------            --------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................              1,840             202,238
   Dividend reinvestments ................................              7,183              11,523
   Cost of shares sold ...................................                (32)           (111,874)
                                                                     --------            --------
Net increase in net assets from capital share transactions              8,991             101,887
                                                                     --------            --------
TOTAL INCREASE IN NET ASSETS .............................              8,991             101,887
NET ASSETS
   Beginning of period ...................................            219,476             117,589
                                                                     --------            --------
   End of period .........................................           $228,467            $219,476
                                                                     ========            ========

--------------------------------------------------------------------------------
1 Unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PreservationPlus Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                              FOR THE PERIOD
                                                        FOR THE SIX               FOR THE   DECEMBER 23, 1998 2
                                                       MONTHS ENDED            YEAR ENDED             THROUGH
                                                     MARCH 31, 2001 1  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........             $10.00              $10.00               $10.00
                                                             ------              ------               ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .......................               0.32                0.65                 0.44
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................              (0.32)              (0.65)               (0.44)
                                                             ------              ------               ------
NET ASSET VALUE, END OF PERIOD .................             $10.00              $10.00               $10.00
                                                             ======              ======               ======
TOTAL INVESTMENT RETURN ........................               3.26% 3             6.65%                4.46% 3

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....               $228                $219                 $118
   Ratios to average net assets:
     Net investment income .....................               6.44% 4             6.52%                5.85% 4
     Expenses after waivers, including expenses
        of the PreservationPlus Income Portfolio               1.00% 4             1.00%                0.89% 4
     Expenses before waivers, including expenses
        of the PreservationPlus Income Portfolio              19.06% 4            34.37%              228.00% 4

--------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Return is not annualized.
4 Annualized.

See Notes to Financial Statements.

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                                       10

PreservationPlus Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BT Investment Funds (the `Trust') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. PreservationPlus Income Fund (the `Fund') is one of the funds offered to investors by the Trust. The Fund began operations and offering shares on December 23, 1998.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the `Portfolio'). The Portfolio is a series of BT Investment Portfolios and is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 2001, the Fund's investment was approximately 0.11% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and net realized and unrealized gains and losses (including Wrapper Agreements) of the Portfolio are allocated pro rata among the investors in the Portfolio on a daily basis.

Securities transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are computed on the basis of identified cost. The realized and unrealized gains and losses in the Statement of Operations represent the Fund's pro-rata interest in the realized and unrealized gains and losses of the Portfolio including the offsetting valuation change of the Wrapper Agreements.

D. DISTRIBUTIONS
It is the Fund's policy to declare dividends daily and distribute dividends monthly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and shareholder

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirectly wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.35% of average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Fund through January 31, 2010, to the extent necessary, to limit all expenses to 1.50%. Furthermore, Bankers Trust has agreed to waive its fees voluntarily and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Fund, including expenses of the Portfolio. Bankers Trust may terminate these voluntary waivers and reimbursements at anytime without notice to the shareholders.

The Fund is also subject to shareholder servicing fees in the maximum amount of 0.25% of average daily net assets.


Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares or redemptions from 401(k) plans or IRAs that are not qualified are subject to a 3% fee if the `interest rate trigger' is active. As of October 1, 2000, the redemption fee was reduced to 2%.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3--CAPITAL SHARE TRANSACTIONS

At March 31, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:


                  For the Six Months Ended                  For the Year Ended
                          March 31, 2001 1                  September 30, 2000
                  ------------------------            ------------------------
                  Shares            Amount            Shares            Amount
                  ------            ------            ------         ---------
Sold                 184            $1,840            20,225         $ 202,238
Reinvested           718             7,183             1,152            11,523
Redeemed              (3)              (32)          (11,188)         (111,874)
                     ---            ------            ------         ---------
Net increase         899            $8,991            10,189         $ 101,887
                     ===            ======            ======         =========

--------------------------------------------------------------------------------
1 Unaudited.

NOTE 4--CAPITAL LOSSES

At September 30, 2000, capital loss carryforwards available as a reduction against future net realized capital gains consisted of $121 and $1,793 which will expire in September 2007 and 2008, respectively. In addition, the Fund has deferred a post-October capital loss of $1,266 to the year ended September 30, 2001.

--------------------------------------------------------------------------------

                                       12
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT SECURITY                             VALUE
  ------------------------------------------------------
            INVESTMENTS IN UNAFFILIATED ISSUERS
            ASSET-BACKED SECURITIES--9.46%
            California Infrastructure PG&E,
 $2,000,000   6.42%, 9/25/08................$  2,058,080
            Chase Funding Mortgage Loan,
  3,000,000   7.674%, 10/25/19..............   3,121,453
            Chemical Credit Card Master
             Trust 1,
  3,000,000   7.09%, 2/15/09................   3,202,760
            Copelco Capital Funding  Corp.,
  3,000,000   7.12%, 8/18/03................   3,084,314
            Prime Credit Card Master Trust,
  1,000,000   6.70%, 10/15/09...............   1,041,692
            Providian Master Trust,
  2,500,000   7.49%, 8/17/09................   2,675,690
            Residential Funding Mortgage
             Securities I,
  3,000,000   8.00%, 5/25/13................   3,103,850
            Residential Funding Mortgage
             Securities II,
  1,000,000   6.40%, 1/25/16................     999,360
                                            ------------
TOTAL ASSET-BACKED SECURITIES
 (Cost $18,338,630) ........................  19,287,199
                                            ------------

            CORPORATE DEBT--48.21%
            FINANCIALS--21.59%
            Abbey National PLC,
  1,000,000   6.69%, 10/17/05...............   1,027,910
            ABN Amro Bank, NV,
  1,000,000   7.25%, 5/31/05................   1,055,669
            Allstate Corp.,
  1,000,000   7.20%, 12/1/09................   1,056,507
            American Express,
  1,000,000   6.875%, 11/1/05...............   1,054,903
            American General Finance,
  1,440,000   5.875%, 12/15/05..............   1,437,539
            Aristar, Inc.,
  1,600,000   6.00%, 5/15/02................   1,612,214
            Associates Corp.,
  1,500,000   8.55%, 7/15/09................   1,696,433
            Avco Financial Services,
    425,000   6.00%, 8/15/02................     429,684
            Bank of America Corp.,
  1,000,000   5.875%, 2/15/09...............     959,003
            Bank of Tokyo - Mitsubishi,
  1,000,000   8.40%, 4/15/10................   1,073,074
            BankBoston,
  1,000,000   6.50%, 12/19/07...............   1,006,532
            Bear Stearns Co., Inc.,
  1,000,000   7.625%, 2/1/05................   1,046,505

  PRINCIPAL
     AMOUNT SECURITY                             VALUE
  ------------------------------------------------------
            Bombardier Capital, Inc.,
 $1,000,000   7.30%, 12/15/02...............$  1,021,136
            CIT Group, Inc.,
  1,000,000   7.125%, 10/15/04..............   1,034,447
            Citifinancial,
  1,000,000   6.50%, 8/1/04.................   1,027,766
            Citigroup, Inc.,
    500,000   7.25%, 10/1/10................     526,174
            CNA Financial,
  1,000,000   6.45%, 1/15/08................     935,670
            Deutsche Telekom International
              Finance,
  1,000,000   7.75%, 6/15/05................   1,032,335
            Everest Reins Holding, Co.,
  1,000,000   8.75%, 3/15/10................   1,122,808
            Ford Motor Credit Corp.:
  1,000,000   6.125%, 4/28/03...............   1,010,204
  2,000,000   7.375%, 10/28/09..............   2,065,180
            General Electric Capital Corp.:
  1,000,000   6.75%, 9/11/03................   1,040,616
    500,000   7.50%, 5/15/05................     539,678
    800,000   6.875%, 11/15/10..............     857,528
            General Motors Acceptance Corp.,
  2,000,000   7.75%, 1/19/10................   2,112,044
            Goldman Sachs Group, Inc.,
  1,000,000   6.875%, 1/15/11...............   1,013,134
            Heller Financial, Inc.,
  1,000,000   7.875%, 5/15/03...............   1,044,651
            Household Finance Corp.,
  1,000,000   6.50%, 11/15/08...............     994,725
            JP Morgan & Co., Inc.,
  1,000,000   6.00%, 1/15/09................     977,450
            Lehman Brothers Holdings:
    950,000   6.625%, 12/27/02..............     969,364
    775,000   8.25%, 6/15/07................     840,660
            Merrill Lynch & Co.,
  1,000,000   6.64%, 9/19/02................   1,022,343
            Morgan Stanley Dean Witter,
  1,600,000   7.00%, 10/1/13................   1,617,363
            Paine Webber Group, Inc.,
  1,000,000   6.375%, 5/15/04...............   1,027,347
            Santander Financial Issuance,
  1,500,000   6.80%, 7/15/05................   1,539,359
            Suntrust Banks, Inc.,
  1,000,000   7.75%, 5/1/10.................   1,084,270
            Transamerica Finance Corp.,
  1,000,000   7.25%, 8/15/02................   1,023,429


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       13
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT SECURITY                               VALUE
  ------------------------------------------------------
            Verizon Global Funding Corp.,
 $1,000,000   6.75%, 12/1/05................$  1,037,197
            Wells Fargo & Co.,
  1,000,000   7.25%, 8/24/05................   1,061,729
            Westdeutsche Landesbank NY,
  1,000,000   6.05%, 1/15/09................     983,430
                                            ------------
                                              44,018,010
                                            ------------
            INDUSTRIALS--7.49%
            Delphi Auto Systems Corp.,
  1,000,000   6.50%, 5/1/09.................     970,102
            News America Holdings,
  1,000,000   8.50%, 2/15/05................   1,067,442
            Northrop-Grumman Corp.,
  1,000,000   7.00%, 3/1/06.................   1,031,427
            Paramount Communications,
  1,000,000   7.50%, 1/15/02................   1,016,968
            Pepsi Bottling Holdings,
  1,000,000   5.625%, 2/17/09...............     976,488
            Raytheon Co.,
  1,000,000   7.90%, 3/1/03.................   1,026,414
            Safeway, Inc.,
    825,000   6.50%, 11/15/08...............     834,021
            Tele-Commun, Inc.,
  1,000,000   9.25%, 4/15/02................   1,033,080
            Time Warner, Inc.,
  1,000,000   7.48%, 1/15/08................   1,068,585
            TYCO International  Group,
  1,000,000   5.875%, 11/1/04...............     999,415
            Tyson Foods, Inc.,
  1,000,000   6.75%, 6/1/05.................     987,987
            Unilever Capital Corp.,
  1,000,000   6.875%, 11/1/05...............   1,054,069
            Union Pacific Corp.,
  1,000,000   7.25%, 11/1/08................   1,042,633
            United Technologies Corp.,
  1,000,000   7.125%, 11/15/10..............   1,076,999
            Viacom, Inc.,
  1,000,000   7.70%, 7/30/10................   1,087,483
                                            ------------
                                              15,273,113
                                            ------------
            OTHER--12.13%
            Atlantic Richfield Bpa,
  1,000,000   10.875%, 7/15/05..............   1,207,437
            Compaq Computer,
  1,000,000   7.45%, 8/1/02.................   1,010,176
            Cox Communication, Inc.,
  1,000,000   7.50%, 8/15/04................   1,043,354

  PRINCIPAL
     AMOUNT SECURITY                             VALUE
  ------------------------------------------------------
            DaimlerChrysler  NA Holdings:
 $1,000,000   6.59%, 6/18/02................$  1,018,944
  1,000,000   7.125%, 4/10/03...............   1,021,011
            Deere & Co.,
  1,000,000   7.85%, 5/15/10................   1,100,548
            Delta Air Lines,
  1,000,000   7.90%, 12/15/09...............     969,075
            Duke Capital Corp.,
  1,000,000   7.50%, 10/1/09................   1,067,592
            EOP Operating LP,
    350,000   7.75%, 11/15/07...............     370,223
            Federated Department Stores,
  1,000,000   6.90%, 4/1/29.................     918,523
            Goodyear Tire & Rubber,
  1,000,000   8.50%, 3/15/07................   1,008,668
            Hertz Corp.,
    850,000   7.00%, 7/1/04.................     869,759
            Kroger Co.
  1,000,000   7.45%, 3/1/08.................   1,050,048
            Lockheed Martin Corp.,
  1,137,000   7.25%, 5/15/06................   1,191,478
            Marriott International,
  1,000,000   6.875%, 11/15/05..............   1,025,339
            Motorola, Inc.,
  1,000,000   7.625%, 11/15/10..............     984,980
            Nortell Networks Ltd.,
    700,000   6.125%, 2/15/06...............     678,672
            Occidental Petroleum,
  1,000,000   7.375%, 11/15/08..............   1,045,213
            Phillips Pete,
  1,000,000   8.50%, 5/25/05................   1,099,456
            PP&L Capital Funding, Inc.,
  1,000,000   8.375%, 6/15/07...............   1,059,027
            Sears Roebuck Acceptance,
  1,000,000   6.00%, 3/20/03................   1,003,903
            Sprint Capital Corp.,
  1,000,000   6.875%, 11/15/28..............     854,994
            TRW, Inc.,
  1,000,000   6.50%, 6/1/02.................     994,722
            Vodafone Airtouch Group PLC,
  1,000,000   7.75%, 2/15/10................   1,077,711
            Wal-Mart Stores,
  1,000,000   6.875%, 8/10/09...............   1,058,107
                                            ------------
                                              24,728,960
                                            ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT SECURITY                               VALUE
  ------------------------------------------------------

              UTILITIES--7.00%
            AT&T Corp.,
 $1,000,000   6.50%, 3/15/29................$    843,826
            British Telecom PLC:
  1,000,000   7.625%, 12/15/05..............   1,034,722
  1,000,000   8.125%, 12/15/10..............   1,043,027
            Clear Channel Communications,
  1,000,000   7.25%, 9/15/03................   1,033,989
            Coastal Corp.,
  1,000,000   7.75%, 6/15/10................   1,070,475
            Conoco, Inc.,
  1,000,000   6.35%, 4/15/09................   1,014,775
            Dynegy  Holdings, Inc.,
  1,000,000   8.125%, 3/15/05...............   1,059,036
            France Telecom,
  1,000,000   7.75%, 3/1/11.................   1,008,199
            GTE California, Inc.,
  1,000,000   5.50%, 1/15/09................     952,599
            Keyspan Corp.,
    400,000   8.00%, 11/15/30...............     438,947
            MCI Worldcom, Inc.,
  1,000,000   6.95%, 8/15/06................     990,086
            Nigara Mohawk Power,
  1,000,000   7.75%, 10/1/08................   1,042,611
            Progress Energy, Inc.,
    335,000   6.75%, 3/1/06.................     344,948
            Southern Carolina Electric & Gas,
  1,000,000   7.50%, 6/15/05................   1,062,353
            Tosco Corp.,
  1,250,000   7.625%, 5/15/06...............   1,333,924
                                            ------------
                                              14,273,517
                                            ------------
TOTAL CORPORATE DEBT
 (Cost $93,244,727).........................  98,293,600
                                            ------------

            FOREIGN DEBT--2.26%
            Celulosa Arauco Constitu,
  1,000,000   6.75%, 12/15/03...............     998,603
            Corp Andina de Fomento,
  1,000,000   7.75%, 3/1/04.................   1,034,687
            Hanson Overseas BV,
  1,000,000   7.375%, 1/15/03...............   1,019,047
            HSBC Holding PLC,
  1,000,000   7.50%, 7/15/09................   1,065,385
            Koninklijke Kpn NV (144a),
    500,000   7.50%, 10/1/05................     492,185
                                              ------------
TOTAL FOREIGN DEBT
 (Cost $4,455,698) .........................   4,609,907
                                            ------------

PRINCIPAL
     AMOUNT SECURITY                               VALUE
  ------------------------------------------------------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS--14.88%
            Bank of America Mortgage Securities,
 $3,000,000   5.90%, 4/25/29................$  3,024,030
            Bear Stearns Commercial Mortgage
              Securities:
    110,119   7.64%, 2/15/09................     117,364
    973,750   7.11%, 9/15/09................   1,021,883
  2,000,000   7.78%, 2/15/10................   2,175,362
            Chase Mortgage Finance Corp.,
  3,000,000   6.75%, 8/25/29................   3,059,160
            Citigroup Mortgage Securities,
              Inc.,
  3,000,000   6.50%, 7/25/28................   3,045,382
            First Union National Bank
              Commercial Mortgage,
  1,151,303   7.184%, 9/15/08...............   1,209,430
            First Union-Lehman Brothers-Bank
              of America,
    336,046   6.28%, 6/18/07................     342,877
            GE Capital Mortgage Services,
              Inc.:
    460,000   7.00%, 5/25/24................     468,018
    843,372   6.00%, 7/25/29................     837,097
            LB Commercial Conduit Mortgage
              Trust,
  2,864,981   6.41%, 8/15/07................   2,935,366
            LB-UBS Commercial Mortgage Trust,
  2,452,127   7.95%, 7/15/09................   2,649,015
            Morgan Stanley Capital I,
  2,437,931   6.76%, 7/15/09................   2,522,017
            Norwest Asset Securities Corp.,
    900,708   6.75%, 8/25/29................     909,156
            PNC Mortgage Acceptance Corp.,
  1,916,006   7.52%, 7/15/08................   2,036,445
            Residential Funding Mortgage
              Securities I:
    845,431   6.75%, 4/25/29................     848,728
  3,000,000   7.10%, 12/25/29...............   3,049,170
            Vendee Mortgage Trust,
     92,936   7.50%, 8/15/17................      93,891
                                            ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost $28,537,540) ........................  30,344,391
                                            ------------

            MORTGAGE BACKED SECURITIES--15.21%
            FGLMC GOLD,
  4,088,114   7.50%, 10/1/24................   4,214,286
            FHLMC GOLD,
    819,755   8.00%, 3/1/27.................     852,645

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT SECURITY                               VALUE
  ------------------------------------------------------

           FNCL:
 $3,649,154   8.00%, 5/1/25.................$  3,766,230
  2,012,623   8.00%, 9/1/26.................   2,077,194
  1,834,761   7.50%, 7/1/27.................   1,876,424
  5,141,316   7.50%, 9/1/27.................   5,258,065
  5,039,030   8.00%, 9/1/27.................   5,200,698
    888,433   6.50%, 9/1/28.................     887,625
    947,508   6.50%, 10/1/28................     946,646
    881,144   6.50%, 12/1/28................     880,343
            FNMA,
  4,738,682   7.369%, 1/17/13...............   5,045,122
                                            ------------
TOTAL MORTGAGE BACKED SECURITIES
 (Cost $30,040,986) ........................  31,005,278
                                            ------------

            US GOVERNMENT & AGENCY
            OBLIGATIONS--2.54%
            FHLB,
  1,000,000   6.875%, 7/18/02...............   1,028,893
            FHLMC,
  4,000,000   6.25%, 7/15/04................   4,155,428
                                            ------------
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
 (Cost $4,907,245) .........................   5,184,321
                                            ------------

            US TREASURY SECURITIES--1.92%
            US Treasury Notes:
    440,000   5.25%, 5/15/04................     450,338
  2,000,000   5.875%, 11/15/05..............   2,104,330
  1,300,000   5.75%, 8/15/10................   1,370,274
                                            ------------
TOTAL US TREASURY SECURITIES
 (Cost $3,842,591) .........................   3,924,942
                                            ------------

            SHORT-TERM INSTRUMENTS--0.89%
            US TREASURY BILLS--0.89%
            US Treasury Bill,
  1,820,000   4.82%, 4/19/01................   1,815,595
                                            ------------
TOTAL SHORT-TERM INSTRUMENTS
 (Cost $1,815,595) .........................   1,815,595
                                            ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
 (Cost $185,183,012) ....................... 194,465,233
                                            ------------

PRINCIPAL
  AMOUNT/
   SHARES      SECURITY                            VALUE
  ------------------------------------------------------


            INVESTMENTS IN AFFILIATED
            INVESTMENT COMPANIES
            MUTUAL FUNDS--7.03%
 14,326,909   Cash Management Fund
              Institutional, ...............$ 14,326,909
                                            ------------
TOTAL INVESTMENTS IN AFFILIATED
 INVESTMENT COMPANIES
 (Cost $14,326,909) ........................  14,326,909
                                            ------------
TOTAL INVESTMENTS
 (Cost $199,509,921) .............. 102.40% $208,792,142
                                    ------  ------------
WRAPPER AGREEMENTS 1
Bank of America NT & SA.....................  (2,145,071)
Caisse des Depots et Consignations..........  (2,895,386)
Transamerica Life Insurance & Annuity Co....  (2,281,543)
                                            ------------
TOTAL WRAPPER AGREEMENTS...........  (3.59)   (7,322,000)

OTHER ASSETS IN EXCESS
 OF LIABILITIES ..................    1.19     2,432,378
                                    ------  ------------
NET ASSETS......................... 100.00% $203,902,520
                                    ======  ============

--------------------------------------------------------------------------------
1 Wrapper Agreements--Each Wrapper Agreement obligates the wrapper provider to maintain the book value of a portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.
The following abbreviations are used in portfolio descriptions:
FGLMC -- Federal Government Loan Mortgage Company
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FNCL  -- Federal National Mortgage Association Class Loan

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                                    MARCH 31, 2001
--------------------------------------------------------------------------------------------------
ASSETS
   Investment in unaffiliated issuers, at value (cost of $185,183,012) .........      $194,465,233
   Investment in affiliated investment companies, at value (cost of $14,326,909)        14,326,909
   Cash ........................................................................           242,403
   Interest receivable 1 ........................................................        2,591,862
   Unrealized appreciation on forward foreign currency contracts ...............           528,516
   Prepaid expenses and other ..................................................            53,124
                                                                                      ------------
 Total assets ..................................................................       212,208,047
                                                                                      ------------
LIABILITIES
   Wrapper agreements ..........................................................         7,322,000
   Due to Bankers Trust ........................................................            67,585
   Variation margin payable ....................................................           262,870
   Unrealized depreciation on forward foreign currency contracts ...............           520,795
   Accrued expenses and other ..................................................           132,277
                                                                                      ------------
Total liabilities ..............................................................         8,305,527
                                                                                      ------------
NET ASSETS .....................................................................      $203,902,520
                                                                                      ============

--------------------------------------------------------------------------------

1 Includes $4,067 from the Portfolio's investment in Cash Management Fund
  Institutional.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                                    FOR THE SIX MONTHS ENDED
                                                                              MARCH 31, 2001
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income ........................................................      $ 6,721,689
   Dividends from affiliated investment companies .........................          651,745
   Credited rate interest .................................................          199,922
                                                                                 -----------
Total investment income ...................................................        7,573,356
                                                                                 -----------
EXPENSES
   Advisory fees ..........................................................          714,589
   Wrapper fees ...........................................................          218,413
   Pricing fees ...........................................................           52,624
   Administration and service fees ........................................           51,042
   Professional fees ......................................................            8,493
   Trustees fees ..........................................................            3,374
   Miscellaneous ..........................................................           13,504
                                                                                 -----------
Total expenses ............................................................        1,062,039
Less: fee waivers or expense reimbursements ...............................         (247,848)
                                                                                 -----------
Net expenses ..............................................................          814,191
                                                                                 -----------
NET INVESTMENT INCOME .....................................................        6,759,165
                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND
   WRAPPER AGREEMENTS
   Net realized gain (loss) from:
     Investment transactions ..............................................          176,673
     Foreign currency transactions ........................................          264,042
     Forward foreign currency transactions ................................          (52,026)
     Foreign futures transactions .........................................       (1,836,817)
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies ...............................................        7,316,145
   Net change in unrealized appreciation/depreciation on wrapper agreements       (5,868,017)
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCIES
   AND WRAPPER AGREEMENTS .................................................               --
                                                                                 -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................................      $ 6,759,165
                                                                                 ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                FOR THE SIX             FOR THE
                                                               MONTHS ENDED          YEAR ENDED
                                                           MARCH 31, 2001 1  SEPTEMBER 30, 2000
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income ...............................       $  6,759,165        $  7,962,226
   Net realized gain (loss) from investment and
     foreign currency transactions .....................         (1,448,128)             54,753
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .............          7,316,145           2,575,837
   Net change in unrealized appreciation/depreciation on
     wrapper agreements ................................         (5,868,017)         (2,630,590)
                                                               ------------        ------------
Net increase in net assets from operations .............          6,759,165           7,962,226
                                                               ------------        ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ......................         42,238,366         186,286,635
   Value of capital withdrawn ..........................        (46,245,484)        (19,193,385)
                                                               ------------        ------------
Net increase (decrease) in net assets from
   capital transactions in shares of beneficial interest         (4,007,118)        167,093,250
                                                               ------------        ------------
TOTAL INCREASE IN NET ASSETS ...........................          2,752,047         175,055,476
NET ASSETS
   Beginning of period .................................        201,150,473          26,094,997
                                                               ------------        ------------
   End of period .......................................       $203,902,520        $201,150,473
                                                               ============        ============

--------------------------------------------------------------------------------

1 Unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                          FOR THE PERIOD
                                                   FOR THE SIX             FOR THE   DECEMBER 23, 1998 2
                                                  MONTHS ENDED          YEAR ENDED               THROUGH
                                              MARCH 31, 2001 1  SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted)           $203,903            $201,150               $26,095
   Ratios to average net assets:
     Net investment income ................               6.65% 3             7.33%                 6.47% 3
     Expenses after waivers ...............               0.80% 3             0.35%                 0.49% 3
     Expenses before waivers ..............               1.04% 3             0.99%                 1.41% 3
   Portfolio turnover rate ................                  3%                  0% 4                149%

-----------------------------------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 Less than 1%.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The BT Investment Portfolios (the `Portfolio Trust') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Portfolio Trust was organized on March 27, 1993 as an unincorporated trust under the laws of New York. The PreservationPlus Income Portfolio (the `Portfolio'), one of the series of the Portfolio Trust, began operations on December 23, 1998. The Declaration of Trust permits the Board of Trustees (the `Trustees') to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities are normally valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued by Bankers Trust Company pursuant to procedures adopted by the Portfolio's Board of Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus the crediting rate adjustment) on the applicable covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis. The credited rate interest represents the actual interest earned on covered assets under the Portfolio's Wrapper Agreements (the `agreements') plus or minus an adjustment for an amount receivable from or payable to the wrapper provider based on fluctuations in the market value of covered assets under the agreements.

All of the net investment income and net realized and unrealized gains and losses (including the Wrapper Agreements) of the Portfolio are allocated pro rata to the investors in the Portfolio on a daily basis.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into 'TBA' (to be announced) commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under `Valuation of Securities' above.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

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PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. OPTION CONTRACTS
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust'), an indirect wholly-owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets, less advisor fees paid for the pro-rata amount due to investment in Cash Management Institutional.

--------------------------------------------------------------------------------

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PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio through January 31, 2010, to the extent necessary, to limit all expenses to 0.35% of the average daily net assets of the Portfolio.

The Portfolio may invest in Cash Management Fund Institutional (`Cash Management'), currently an open-end management investment company managed by Bankers Trust. After April 20, 2001, Cash Management will be managed by Deutsche Asset Management, Inc. (DeAM, Inc.). Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust.

At March 31, 2001, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for the Portfolio under the credit facility for the six months ended March 31, 2001.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2001, were $21,163,392 and $5,149,418, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2001, was $199,509,921. The aggregate gross unrealized appreciation for all investments at March 31, 2001, was $9,347,013, and the aggregate gross unrealized depreciation for all investments was $64,792.

NOTE 4--WRAPPER AGREEMENTS

The Portfolio will enter into Wrapper Agreements with insurance companies, banks or other financial institutions (`Wrapper Providers'). A wrapper agreement is a derivative instrument that is designed to protect the portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they are considered illiquid.

A default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations may result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders.

--------------------------------------------------------------------------------

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PreservationPlus Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--FUTURES CONTRACTS

As of March 31, 2001 the Portfolio had the following obligations under these financial instruments:


                                                                                                       Unrealized
                                                                                                    Appreciation/
Type of Futures                  Expiration        Contracts      Position        Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
S & P 500 Index Futures          June 15, 2001           (6)         Short       $ (1,753,800)         $  42,489
US 10 Year Note Futures          June 21, 2001         (121)         Short        (12,850,563)           (21,998)
Topix Index Futures              June 7, 2001           (16)         Short         (1,615,354)          (102,286)
FTSE 100 Index Futures           June 18, 2001            2          Long             159,905             (4,636)
DAX Index Futures                June 18, 2001           16          Long           2,041,027            (68,187)
SPI Futures                      July 2, 2001            33          Long           1,274,136            (46,657)
CAC40 Euro Index Futures         October 1, 2001        (12)         Short           (543,830)             4,960
S & P Toronto Stock Exchange
   60 Index Futures              June 15, 2001           28          Long           1,588,123            (72,501)
Canadian 10 Year Bond Futures    June 21, 2001          124          Long           8,165,969             39,504
Euro Bund Futures                June 8, 2001           106          Long          10,172,167             63,445
Australian 10 Year Bond Futures  June 18, 2001          (49)         Short         (3,601,851)            79,270
Long Gilt Futures                June 28, 2001          (15)         Short         (2,481,897)             3,011
Japanese 10 Year Bond Futures    June 12, 2001           (1)         Short         (1,102,466)            (1,285)
---------------------------------------------------------------------------------------------------------------------------
Total                                                    89                       $  (548,434)         $ (84,871)
---------------------------------------------------------------------------------------------------------------------------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The `market value' presented above represents the Portfolio's total exposure in such contracts whereas only the net unrealized appreciation/depreciation is reflected in the Portfolio's net assets.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS

As of March 31, 2001, the Portfolio had the following open forward foreign currency contracts:


                                                                                                           Net Unrealized
                                                                                                            Appreciation/
                                                                                               Contract      Depreciation
Contracts                                   In Exchange For      Settlement Date            Value (US$)             (US$)
------------------------------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------------------------------
Australian Dollar  4,399,000         US Dollar    2,326,631               4/2/01              2,147,904        $(178,727)
Euro Dollar        3,070,000         US Dollar    2,875,362               4/2/01              2,713,978         (161,384)
British Pound      3,599,000         US Dollar    5,297,404               4/2/01              5,116,720         (180,684)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Total Unrealized Depreciation    $(520,795)
------------------------------------------------------------------------------------------------------------------------------------
Sells
------------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar   (1,583,000)        US Dollar   (1,023,767)              4/2/01             (1,005,341)       $  18,426
Swiss Franc       (4,147,000)        US Dollar   (2,529,384)              4/2/01             (2,402,721)         126,663
Japanese Yen    (863,777,000)        US Dollar   (7,276,240)              4/2/01             (6,892,813)         383,427
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Total Unrealized Appreciation    $ 528,516
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Net Unrealized Appreciation     $  7,721
------------------------------------------------------------------------------------------------------------------------------------

NOTE 7--SUBSEQUENT EVENT

Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement. As of April 30, 2001, Deutsche Asset Management, Inc. (DeAM, Inc.) serves as investment advisor to the Portfolio.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                               DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                               P.O. BOX 219210
                               KANSAS CITY, MO 64121-9210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.


PreservationPlus Income Fund                               CUSIP #055922660
                                                           1722SA (5/01)

Distributed by:
ICC Distributors, Inc.